Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class T, Class B, and Class C
September 29, 2004
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 31.

Harlan Carere is manager of Advisor Biotechnology Fund, which he has managed since October 2004. Mr. Carere joined Fidelity Investments as an analyst in 2000, after receiving an MBA from Harvard Business School. Previously, he was an equity analyst for Berman Capital.

AFOC-04-09 October 15, 2004
1.480125.140

Supplement to the
Fidelity Advisor Focus Funds®
Institutional Class
September 29, 2004
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 30.

Harlan Carere is manager of Advisor Biotechnology Fund, which he has managed since October 2004. Mr. Carere joined Fidelity Investments as an analyst in 2000, after receiving an MBA from Harvard Business School. Previously, he was an equity analyst for Berman Capital.

AFOCI-04-08 October 15, 2004
1.479771.135